You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. MOLINA HEALTHCARE, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 3, 2017. MOLINA HEALTHCARE, INC. 200 OCEANGATE, STE 100 LONG BEACH, CA 90802-4317 ATTN: DR. J. MARIO MOLINA Meeting Information Meeting Type: Annual Meeting For holders as of: March 9, 2017 Date: May 3, 2017 Time: 10:00 AM, Pacific Time Location: 200 Oceangate, 15th Floor Long Beach, California 90802 See the reverse side of this notice to obtain proxy materials and voting instructions. E17253-P8540 2

Proxy Materials Available to VIEW or RECEIVE: Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2017 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: E17254-P8540 2 XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items 1b. Ronna E. Romney 1a. Dr. J. Mario Molina 2. To consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers. 1c. Dale B. Wolf 3. To conduct an advisory vote on the frequency of a stockholder vote on the compensation of our named executive officers. 4. To approve an amendment and restatement of the Molina Healthcare, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”) and re-approve the material terms of the performance goals for Section 162(m)(1) awards under the Equity Incentive Plan. 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. 1. To elect three Class III directors to hold office until the 2020 annual meeting. Nominees: The Board of Directors recommends you vote FOR each of the following nominees: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote every 1 YEAR on the following proposal: E17255-P8540 2

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